Dryden Strategic Value Fund, a series of JennisonDryden Opportunity Funds

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Supplement dated March 20, 2009

This supplement amends the Prospectus of the Dryden Strategic Value Fund, a series of JennisonDryden opportunity Funds (the “Fund”) dated May 29, 2008 and is in addition to any other existing supplement to the Fund’s Prospectus.

The following disclosure is added to end of the first paragraph under the section captioned “How the Fund Invests-Investment Policies”:

We currently consider large capitalization companies as companies with market capitalizations within the market cap range of companies included in the Russell 1000 Index or the S&P 500 Index. Market capitalization is measured at the time of initial purchase so that companies whose capitalization no longer meets this definition after purchase continue to be considered large capitalization for purposes of achieving our investment objective. We may change the kind of companies we consider large capitalization to reflect industry norms.

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